Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into the Company's previously filed Registration Statement File No. 33-58407.

                      Arthur Andersen LLP

Minneapolis, Minnesota
June 28, 2000